UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – April 23, 2018

(Date of earliest event reported)

honeywell international inc.

(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

115 TABOR ROAD, MORRIS PLAINS, NEW JERSEY	07950
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 23, 2018, a company proposal to amend the Amended and Restated Certificate of Incorporation of Honeywell International Inc. (“Honeywell” or the “Corporation”) to reduce the ownership threshold for shareowners to be able to call special meetings from 20% to 15% of the outstanding shares of Honeywell’s Common Stock and to remove the requirement that the ownership percentage be based on a “net long position” was considered at the 2018 Annual Meeting of Shareowners. The proposal was approved by the holders of the majority of the outstanding shares. The amended text to change the threshold from 20% to 15% is contained in Article EIGHTH, sixth paragraph of the Amended and Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3(i).

A corresponding By-law amendment, which also sets forth related procedural requirements, was previously adopted by Honeywell’s Board of Directors and became effective upon shareowner approval of the amendment to the Amended and Restated Certificate of Incorporation. The amended text to change the ownership threshold from 20% to 15% and update procedural requirements is contained in Article II, Section 3 and Article III, Section 4 of Honeywell’s By-laws.

In addition, Article V, Section 3 of Honeywell’s By-laws has been amended to permit the Management Development and Compensation Committee to remove officers and agents, other than the Chief Executive Officer and Chief Financial Officer. The previous provision limited the authority to remove officers to the Board of Directors. Article V, Section 3 of Honeywell’s By-laws has also been amended to eliminate the notice requirement for regular Board or committee meetings whose purpose is to remove an officer or agent. The previous provision required notice for regular and special Board and committee meetings whose purpose is to remove an officer or agent.

Article III, Section 9, of the By-laws has also been amended to update the notice of Board meetings section to provide for electronic transmission of notices and remove the reference to delivery by “telex, cable or telegram”.

The effective date for the amendments to the Amended and Restated Certificate of Incorporation and By-laws is April 23, 2018.

A copy of text of the amendment to Honeywell’s Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3(i).

A copy of the text of the amendments to Honeywell’s revised By-laws is attached hereto as Exhibit 3(ii).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3(i) Amended Text to Honeywell’s Amended and Restated Certificate of Incorporation, as amended April 23, 2018

3(ii) Amended Text to Honeywell’s By-laws, as amended April 23, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2018	HONEYWELL INTERNATIONAL INC.

By: /s/ Anne T. Madden Anne T. Madden Senior Vice President, General Counsel and Corporate Secretary